Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Perpetual Industries Inc. (the “Company”) on Form 10-Q for the period ending January 31, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Brent W. Bedford, Chairman of the Board, CEO, Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 14, 2014

/s/ Brent W. Bedford

Brent W. Bedford

Chairman of the Board, CEO, Principal Executive Officer,
Principal Accounting Officer and Principal Financial Officer